SAGE QUANT ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Brian Mandel, hereby constitutes and appoints Jane A. Kanter, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Sage Quant ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 12, 2013

/s/ Brian Mandel
Brian Mandel

SAGE QUANT ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Armand Principato, hereby constitutes and appoints Jane A. Kanter, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Sage Quant ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 12, 2013

/s/ Armand Principato
Armand Principato

SAGE QUANT ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Xiwen Fan, hereby constitutes and appoints Jane A. Kanter, his attorney-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Sage Quant ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: April 12, 2013

/s/ Xiwen Fan
Xiwen Fan